SUNAMERICA FOCUSED SERIES, INC.(R)

Supplement to the Prospectus and Statement of Additional Information dated February 20, 2004.


         On January 12, 2005, the Board of Directors of SunAmerica Focused Series, Inc., approved certain changes to the Focused Large-Cap Value and Focused Growth and Income Portfolios. Effective January 18, 2005, Harris Associates L.P. ("Harris") is no longer serving as an adviser for a portion of the assets of the Focused Large-Cap Value and Focused Growth and Income Portfolios. Mercury Advisors ("Mercury") and PEA Capital LLC ("PEA"), pursuant to the Subadvisory Agreements with SunAmerica, has assumed subadvisory responsibilities for the components. All references to Harris with respect to the Focused Large-Cap Value and Focused Growth and Income Portfolios in the Prospectus and Statement of Additional Information are no longer applicable.

         Under the heading "DESCRIPTION OF THE ADVISERS" on page 50 of the Prospectus the following paragraphs should be added:

         MERCURY ADVISORS. Mercury, a division of Merrill Lynch Investment Managers (MLIM(R)) is dedicated to the non-proprietary distribution of an extensive array of innovative investment solutions for high net worth investors. These products include separately managed accounts, private investment portfolios, alternative investment products and open and closed end funds. As of June 30, 2004, Mercury had approximately $488 billion in client assets worldwide invested in a broad range of products - from cash management and indexed products to equity, fixed income and alternative investments.

         PEA CAPTIAL LLC. PEA was founded in 1999 and is a Delaware limited liability company located at 1345 Avenue of the Americas, New York, New York 10105. As part of Allianz Global Investors, PEA provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PEA had combined assets as of September 30, 2004, of approximately $12.7 billion.

         References to Harris under the heading "INFORMATION ABOUT ADVISERS" on pages 54 and 55 of the Prospectus are replaced with the following:


---------------------------------------- ------------------------------------- -------------------------------------
                                         NAME, TITLE AND AFFILIATION OF
PORTFOLIO                                PORTFOLIO MANAGER                     EXPERIENCE
---------------------------------------- ------------------------------------- -------------------------------------
Focused Large-Cap Value Portfolio        Robert C. Doll                        Mr.   Doll  joined   Merrill   Lynch
                                         Senior Portfolio Manager, President   Investment   Managers  in  1999  and
                                         and Chief Investment Officer          heads the  Merrill  Lynch  Large Cap
                                         (Mercury)                             Value Fund team.  Mr. Doll  received
                                                                               bachelor's    degrees   from  Lehigh
                                                                               University  and   an   MBA  from The
                                                                               Wharton  School of the  University of
                                                                               Pennsylvania.  He is a CFA(R) charter
                                                                               holder   and   a   Certified   Public
                                                                               Accountant.

---------------------------------------- ------------------------------------- -------------------------------------
Focused Growth and Income Portfolio      John Schneider                        Mr.  Schneider  is a value specialist
                                         Director and Portfolio Manager (PEA)  with more than 16 years of investment experience.  Prior to joining PEA, he
                                                                               was a  partner and Portfolio  Manager
                                                                               of Schneider Capital  Management from
                                                                               1996 to 1999, where he managed equity
                                                                               accounts  for  various  institutional
                                                                               clients.  Prior  to   that  he  was a
                                                                               member of the Equity Policy Committee
                                                                               and Director of Research at Newbold's
                                                                               Asset  Management  from 1991 to 1996.

---------------------------------------- ------------------------------------- -------------------------------------

         All references to Harris with respect to the Focused Large-Cap Value and Focused Growth and Income Portfolios on pages B-45 and B-46 of the Statement of Additional Information are no longer applicable.

Dated:  February 1, 2005